Piper Sandler 2024 Western Financial Services Conference F e b r u a r y 2 9 , 2 0 2 4

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as the war between Russia and Ukraine and more recently the war between Israel and Hamas, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward- looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2022 Form 10-K and September 30, 2023 Form 10-Q as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward- looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024 and in our Form 10-K under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations filed with the SEC on March 15, 2023.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Data as of December 31, 2023 Novato, CA Headquarters BMRC NASDAQ Capital Markets $355.8 Million Market Cap $3.8 Billion Total Assets 4.54% Dividend Yield 16.89% Total RBC BMRC AT A GLANCE 27 Full-Service Branch Locations 8 Commercial Banking Offices Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions.

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director ◦ 31 years of human resources experience ◦ Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking ◦ 30 years of commercial banking experience ◦ Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer ◦ 27 years of finance and banking experience ◦ Joined Bank of Marin in 2007 Nikki Sloan EVP, Head of Growth and Strategy ◦ 30 years of banking experience ◦ Joined Bank of Marin in 2021 Brandi Campbell EVP, Head of Retail Banking ◦ 37 years of banking experience ◦ Joined Bank of Marin in 2019 Sathis Arasadi EVP, Chief Information Officer ◦ 32 years of engineering, technology, and fintech experience ◦ Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer ◦ 40 years of financial services experience ◦ Joined Bank of Marin in 2013 Misako Stewart EVP, Chief Credit Officer ◦ 34 years of banking experience ◦ Joined Bank of Marin in 2013 261 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Long-Term Strategic Priorities A strategic and disciplined approach to delivering long-term value 01 02 03 04 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Fourth Quarter 2023 Highlights 1See Reconciliation of Non-GAAP Financial Measures in the Appendix Repositioned the Balance Sheet ◦ Sold $131.9 million of AFS securities in Q423 with an average yield of 1.50%. YTD 2023 AFS securities sold totaled $214.5 million with an average yield of 2.35%. ◦ Funded $53.8 million in loans at an average rate of 7.15% ◦ Reduced borrowings by $94.0 million costing 5.15%. Key Operating Trends ◦ Tax-equivalent net interest margin of 2.53%, up 5 bps from 3Q23. Second consecutive quarter increase in net interest margin. ◦ Pre-tax, pre-provision net income increased 4.0% over 3Q23 quarter, excluding $5.9 million loss on sales of securities ◦ Tax-equivalent yield on interest-earning assets of 3.68%, up 13 bps from 3Q23 ◦ Cost of deposits up 21 bps in 4Q23, slowing from a 25 bps increase in 3Q23. Total cost of deposits was 1.15% (interest-bearing 2.13%) for Q4 and 1.23% (interest-bearing 2.24%) for the month of December Deposits and Liquidity ◦ Non-interest bearing deposits stay strong at 44% of total deposits ◦ Total cost of deposits was 1.15% (interest-bearing 2.13%) for Q4 ◦ Total deposits decreased 4.5% from 3Q23 largely due to planned business activities, seasonal fluctuations, and limited movement due to rate ◦ Given the nature of our customer base, daily deposit balances can move up or down significantly ◦ Uninsured deposits estimated to represent 28% of total deposits ◦ Net available funding $2.0 billion ◦ Strong liquidity provides 213% coverage of estimated uninsured deposits Loans and Credit Quality ◦ Loan originations more than doubled in 4Q23 from 3Q23 ◦ Classified and non-accrual loans of 1.56% (from 1.90% at Q323) and 0.39% (from 0.27% at Q323) of total loans, respectively ◦ $1.3 million provision for credit losses, largely due to individually analyzed loans and $406 thousand partial charge-off from a $3.8 million note sale ◦ Total portfolio loan balances decreased 0.6% from 3Q23 Capital ◦ Bancorp total risk-based capital of 16.9% ◦ Bancorp TCE / TA of 9.7%, 7.8% when adjusted for HTM securities 1

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise Largest community bank in Marin County with 12.3% market share 1 44% non-interest bearing deposits with a 1.15% cost of deposits in Q4 and 0.74% YTD 2023 Improving Margin Outlook Improving asset yield due to: – higher yields on loan originations, – $180 million in residual loan repricing to higher rates in 2024, and – additional benefits from the Q4 2023 securities restructuring Funding costs expected to remain among the lowest within our peer group Seasoned Risk Management Strong credit culture and risk mitigation Historically low non-performing loans through credit cycles Low exposure to the City of San Francisco with NOO-CRE office at 3% of total loans and 6% of total NOO-CRE loans and a weighted average 67% LTV Prudent Loan Growth Markets with proven track record of organic growth 63% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity 9.6% TCE ratio – 7.8% adjusted for HTM securities 2 Regulatory capital ratios remain comfortably above “well-capitalized” thresholds $2.0 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2023 2See Reconciliation of Non-GAAP Financial Measures in the Appendix

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on delivering Long-Term, Consistent Growth • Proven ability to grow both organically and through M&A • Consistent cash dividend provides stable and reliable return for shareholders Tangible Book Value Per Share and Cumulative Cash Dividends $0.37 $0.77 $1.22 $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $14.51 $15.89 $16.87 $18.35 $18.99 $20.57 $21.91 $23.09 $23.42 $25.45 $25.72 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for 2023 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix.

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Peer Comparisons Performance Measures (dollars in thousands) BMRC Q3 2023 Peer Median Q3 2023 Percentile BMRC FY 2022 Peer Median FY 2022 Percentile Non-Interest Bearing/Total Deposits 47.69% 30.90% 100.0% 51.47% 36.44% 100.0 % Gross Loan Growth Rate (year-over-year) (3.31) % 4.05% 1.8% (7.23) % 15.72 % NM NPAs/Assets 0.14% 0.19% 57.7% 0.07% 0.21% 70.7 % Efficiency Ratio 72.96% 61.43% 14.4% 54.39% 57.01% 65.4 % Return on Average Assets 0.52% 1.09% 15.7% 1.08% 1.12% 40.0 % Return on Average Equity 4.94% 10.93% 14.0% 11.16% 11.67% 37.2 % Tangible Common Equity/Tangible Assets 8.63% 8.43% 53.9% 8.21% 8.36% 45.5 % Annualized Net Income/FTE (313) $ 63.41 $ 94.94 18.9% $ 148.80 $ 98.90 73.5 % Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of September 30, 2023. NM - Not meaningful

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 02

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strategic Balance Sheet Repositioning During the Quarter • Bank generated $126 million in proceeds from AFS security sales with an average yield of 1.50%. • Proceeds paid down borrowings and were reinvested into higher yielding assets • Anticipated benefits to: earnings per share, net interest margin, return on assets, and other metrics • POST REPOSITIONING, AVERAGE BOOK YIELD OF SECURITIES PORTFOLIO INCREASED 7 BPS AND EFFECTIVE DURATION INCREASED 0.2 (in thousands) Market Value AFS & HTM Securities T/E Book Yield Effective Duration Pre-Tax Unrealized Gains (Losses) Pre-Tax Realized Losses After-Tax Realized Losses1 AFS % of Total Investments Securities Portfolio as of 9/30/2023 $1,442,031 2.24% 4.9 $(248,149) N/A N/A 45% Q4 Securities Sales $125,955 1.50% 1.5 $5,907 $(5,907) $(4,160) Q4 Change in Pre-Tax Unrealized Losses N/A N/A N/A $70,423 N/A N/A Securities Portfolio as of 12/31/2023 $1,366,858 2.31% 5.1 $(171,819) N/A N/A 36% 1 Applied a blended state and federal statutory rate of 29.56%,

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% AFS Securities Portfolio Agency MBS/CMO 64% GSEs 12% Municipal Bonds 17% SBA 3% Corporate Bonds & Other 2% USTs 2% High-Quality Securities Portfolio Generates Cash Flow Data as of 12/31/23 $552.0MM $925.2MM Average Yield1 — 2.05% Approx. Effective Duration — 4.37 Unrealized Losses (after tax) — $43.3 million TCE Bancorp — 9.7% Average Yield — 2.47% Approx. Effective Duration — 5.72 Unrealized Losses (after tax) — $77.7 million TCE Bancorp w/ HTM — 7.8% 2 ($ in millions at Cost) 1 Taxable equivalent. 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix ($ in millions at Fair Value)

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ◦ Deposit mix continues to favor a high percentage of non-interest bearing deposits ◦ Total cost of deposits was 1.15% (interest-bearing 2.13%) for Q4 and 1.23% (interest-bearing 2.24%) for the month of December ◦ Time deposit balances grew $18.9 million in Q4 with the total time deposit portfolio average maturity of approximately seven months and an average rate of 3.17%. Approximately 91% of time deposits mature in 2024. Total Deposit Mix at 4Q23 Strong Deposit Franchise $3.29B Total Deposits ($ in millions) $1,199 $1,271 $1,538 $2,201 $2,127 $1,667 $858 $968 $869 $1,457 $1,328 $1,372 $117 $98 $97 $150 $119 $251 Transaction Savings & MMDA Time 2018 2019 2020 2021 2022 2023 Non-Interest Bearing 43.8% IB DDA 6.9% Savings 7.1% Money Market 34.6% Time 7.6%

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ◦ 29% of Q4 new accounts consisted of new relationships to the Bank • 45% of Q4 new accounts were interest-bearing by count ◦ 80% of Q4 new accounts were interest-bearing in dollars at a weighted average rate of 2.79% ◦ Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased by $59.8 million in Q4 to $423.5 million. New Accounts Mix (by count) 4Q23 Granular Deposit Account Composition Existing Relationships - New $ 26% Account Migration 45% New Relationships 29% (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 1,014,412 $ 348,888 $ 1,363,300 # of Accounts 15,433 17,530 32,963 Avg Balance Per Account $ 66 $ 20 $ 41 Business Account Balances $ 834,987 $ 1,089,134 $ 1,924,121 # of Accounts 4,540 11,509 16,049 Avg Balance Per Account $ 184 $ 95 $ 120 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $2.7 million. 1,285 Summary Composition of Total Deposits

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Source: S&P Global Market Intelligence. 1 Deposit interest expense (actual / 365) / average total deposits 2 Deposit betas are cumulative cycle-to-date metrics using 2021Q4 as the base period. Denominator is based on the average Fed Funds target rate upper bound for each period. Based on bank-level Call Report data using two-point averages of quarterly ending balances. Low Deposit Beta Through Cycles Cost of Deposits1 (%) Deposit Beta2 BMRC Peer median 20 15 Q3 20 16 Q2 20 17 Q1 20 17 Q4 20 18 Q3 20 19 Q2 20 20 Q1 20 20 Q4 20 21 Q3 20 22 Q2 20 23 Q1 20 23 Q4 — 0.50 1.00 1.50 2.00 0.4% 3.2% 12.6% 16.9% 20.7% 11.7% 16.4% 21.3% 27.5% 30.6% BMRC Peer median 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 Rate Cycle 2021Q4 – 2023Q4 Rate Cycle 2015Q3 – 2019Q4

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ◦ The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity overage ratio and multi-scenario, long-horizon stress tests ◦ Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience and have been reevaluated and updated subsequent to industry events of the first quarter ◦ Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk ◦ Immediately available contingent funding represented 213% of 12/31/23 estimated uninsured deposits Strong Liquidity: $2.0 Billion in Net Availability Liquidity & Uninsured Deposits ($ in millions) 2.1x Coverage RatioAt December 31, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 13.5 N/A $ 13.5 Unencumbered Securities 501.7 N/A 501.7 External Sources FHLB line of credit 1,009.0 $ — 1,009.0 FRB line of credit and BTFP facility 334.2 (26.0) 308.2 Contingent Lines at Correspondents 135.0 — 135.0 Total Liquidity $ 1,993.4 $ (26.0) $ 1,967.4 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above. $1,967.4 $923.4 Liquidity Est. Uninsured Deposits

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Prudent, Sustainable Model for Loan Growth • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return • Fourth quarter 2023 loan originations were at yields significantly higher than those on paid off loans Total Loans ($ in billions) Five-year compound annual loan growth rate: 3.3%1 $1.764 $1.843 $2.089 $2.256 $2.093 $2.074 4.65% 4.73% 4.15% 4.23% 4.29% 4.65% Non-PPP Loans SBA PPP Loans Average Annual Yield on Loans 2018 2019 2020 2021 2022 2023 1 Compounded annual growth rate from December 31, 2018 to December 31, 2023 2 Includes ARB loans acquired in Q3 2021 2

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 12/31/23 - No material changes from Q3 2023 OO-CRE 16% C&I 7% Consumer 13% Construction 5% NOO-CRE 59% Office 31% Mixed Use 7% Retail 21% Warehouse & Industrial 12% Multi-Family 12% Other 17% 4Q23 Total Loans 4Q23 Total NOO-CRE Loans $2.1B $1.2B ◦ The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 86% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities. ◦ Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 88% of loans and 90% of loans excluding nonprofit organizations being guaranteed by owners of the borrowing entities. ◦ Since 2001, net charge-offs for all NOO-CRE and OO-CRE totals $1.6 million ◦ Construction loans represent a small portion of the overall portfolio

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd Avg DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd Avg DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Low Refinance Risk in NOO CRE Portfolio through 2025 Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 14 $40.3MM $34.3MM 5.47% 1.69x 2025 27 $80.1MM $74.9MM 4.62% 1.52x TOTAL 41 $120.4MM $109.2MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 11 $26.3MM $26.3MM 4.11% 1.20x 2025 18 $37.4MM $37.4MM 4.46% 1.59x TOTAL 29 $63.7MM $63.7MM

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ◦ $373 million in credit exposure spread across our lending footprint comprised of 153 loans ◦ $2.4 million average loan balance – largest loan at $16.9 million ◦ 59% weighted average loan-to-value and 1.60x weighted average debt-service coverage ratio* ◦ City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $70.7 million Average Loan Bal: $5.4 million Number of Loans: 13 loans Average LTV*: 67% Average DCR: 1.00x Average Occupancy: 77% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10 story building. * Calculated for loans exceeding $1 million, based on the most recent annual review process Non-owner Occupied Office Exposure As of 12/31/23 - No material changes from Q3 2023 $373MM San Francisco 19% Alameda 6% Sacramento 7% Napa 10% Other Bay Area 13% Other 4% Marin 24% Sonoma 17%

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Retail Q423 Warehouse & Industrial Q423 Multifamily Q423 NOO-CRE Portfolio Diversified Across Property Type & County As of 12/31/23 - No material changes from Q3 2023 Average Balance: $1.8MM Largest Balance: $14.1MM Total # of Loans: 144 Wtd. Avg. LTV*: 57% $253MM $142MM $149MM Average Balance: $1.9MM Largest Balance: $14.9MM Total # of Loans: 75 Wtd. Avg. LTV*: 52% Average Balance: $1.4MM Largest Balance: $11.9MM Total # of Loans: 109 Wtd. Avg. LTV*: 54% San Francisco 3% Alameda 6% Sacramento 20% Napa 16% Other Bay Area 14% Other 9% Marin 17% Sonoma 15% San Francisco 11% Alameda 18% Sacramento 18% Napa 3% Other Bay Area 4% Other 8% Marin 11% Sonoma 27% San Francisco 26% Alameda 14% Sacramento 4% Napa 6% Other Bay Area 5% Other 15% Marin 15% Sonoma 15% * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties.

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 12/31/23 Owner-Occupied CRE Portfolio As of 12/31/23 - No material changes from Q3 2023 OO CRE by County 4Q23 Average Balance: $1.1MM Largest Loan: $15.6MM Wtd. Ave LTV*: 44% Total Balance: $333.2MM Total Loans: 309 OO CRE by Type 4Q23 Retail 7% School 15% Wine 11% Church 6% Gas/Auto 4% Health Club 2% Mixed Use 3% Other 10% Office 19% Industrial 23% $333MM Napa 17% Sacramento 18% Sonoma 10% Other 19% Alameda 15% Marin 21% $333MM

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar or classified loans and, balances as of 12/31/23 Construction Portfolio Concentrations As of 12/31/23 - No material changes from Q3 2023 Construction by Type Q423 Construction by County Q423 $99MM Average Balance: $6.2MM Largest Loan: $18.2MM Wtg Ave. LTV*: 66% Total Balance: $99.2MM Unfunded Commitments: $13.9MM Total Loans: 16 $99MMMulti-Family 61% Self Storage 11% 1-4 Residential 27% Land & Ag. 1% San Francisco 44% Alameda 33% Other Bay Area 17% Marin 5% Sonoma 1%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 03

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Tax Equivalent Net Interest Margin 3.90% 3.98% 3.55% 3.17% 3.11% 3.04% 2.45% 2.48% 2.53% 4.19% 4.16% 3.58% 3.36% 3.66% 3.97% 3.66% 3.57% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 Q4'23 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2 2 2 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 2 Includes one peer bank with a unique business model and a NIM of 7.1% in Q1, 7.6% in Q2 and in Q3. Excluding this bank, the median NIM would have been 3.91% in Q1, 3.56% in Q2 and 3.57% in Q3. Balance Sheet Repositioning

27 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Net Interest Margin Drivers • Linked-quarter NIM increased 5 basis points, due primarily to reduction in borrowings and higher rates on loans and investments, partially offset by higher deposit rates • The cost of deposits increased to 123 basis points in the month of December compared to 100 basis points for the month of September 2023 • Interest rate risk position is fairly neutral with increased liability sensitivity due to upward deposit pricing in the current interest rate cycle • Current cycle beta for non-maturity-interest-bearing deposits of 38% is now higher than the 36% model assumption last quarter and has been updated in current modeling 0.20% 0.23% 0.83% 1.15% 1.36% 1.60% 1.71% 1.81% 1.91% 2.03% 2.11% 2.24% 4.33% 4.57% 4.65% 4.83% 5.05% 5.08% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% IB Deposits Fed Funds 1-23 2-23 3-23 4-23 5-23 6-23 7-23 8-23 9-23 10-23 11-23 12-23 2.48% 0.10% 0.02% 0.01% (0.20)% 0.12% 2.53% 3Q23 Loans Securities Cash Deposits Borrowings 4Q23 Net Interest Margin Linked-Quarter Change Average Monthly Cost of IB Deposits vs. Fed Funds

28 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Efficiency Ratio - Disciplined Expense Control with Significant Events 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 2 Efficiency ratios updated with non-GAAP adjustments excluding merger expenses and net losses on sales of securities for years 2021 and 2022 and for the fourth quarter ended December 31, 2023. See Reconciliation of GAAP to Non-GAAP Financial Measures slide in the Appendix for details. 57.3% 55.2% 55.6% 63.1% 54.4% 60.2% 76.9% 73.0% 91.9% 62.0% 62.5% 59.4% 61.7% 57.0% 58.2% 60.9% 61.4% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 Q4'23 50.0% 60.0% 70.0% 80.0% 90.0% American River acq & early sub debt redemption Cost of deposit market catch up and borrowings increase 2nd Balance Sheet Repositioning (Non-GAAP 71.7%2) (Non-GAAP 53.7%2) (Non-GAAP 57.5%2) ◦ Consistent expense discipline through 4th quarter ◦ Strategic sale of AFS securities in a loss position in 4th quarter resulted in a $5.9 net loss on sale, reducing non-interest income, increasing efficiency ratio by 20.2% for the quarter (excluding other causal factors). ◦ Non-interest income stable otherwise

29 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied. Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Variable Rate at Floor or Ceiling Fixed Rate C&I $ 76.1 $ 3.4 $ 14.6 $ 27.6 $ 29.1 $ 2.9 $ 153.7 $ 59.7 $ 10.6 $ 5.8 $ 77.6 Real estate: Owner-occupied CRE 7.4 6.4 37.1 61.8 213.3 7.2 333.2 0.8 30.7 109.4 192.3 Non-owner occupied CRE 32.2 54.0 196.7 252.0 670.0 14.5 1,219.4 8.9 98.5 340.9 771.1 Construction 40.3 29.4 — — 29.5 — 99.2 3.7 — 11.1 84.4 Home equity 81.5 — — — 0.6 — 82.1 81.5 — — 0.6 Other residential 1.9 3.1 1.0 0.3 1.9 110.3 118.5 — 5.1 110.8 2.6 Installment & other consumer 0.6 0.7 7.9 4.3 53.9 0.2 67.6 0.1 6.4 9.3 51.8 Total $ 240.0 $ 97.0 $ 257.3 $ 346.0 $ 998.3 $ 135.1 $ 2,073.7 $ 154.7 $ 151.3 $ 587.3 $ 1,180.4 % of Total 12% 5% 12% 17% 48% 6% 100% 7% 7% 28% 57 % Weighted Average Rate 7.74% 5.84% 4.48% 5.00% 4.20% 3.90% 4.83% * at December 31, 2023 Investment Securities2 Maturity & Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 33.1 $ 103.4 $ 374.9 $ 333.8 $ 617.2 $ 320.3 $ 1,782.7 % of Total 2% 6% 21% 19% 35% 17% 100% * at December 31, 2023 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions.

30 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Total Non-Interest Components Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income ($ in millions) Non-interest Expense ($ in millions) Wealth mgmt & trust 20% Service charges 19% BOLI 17% Interchange fees 21% FHLB dividends 12% Other 12% Net loss on securities sale consumed 54% of all non-int. income before the loss $10.1 $9.1 $8.6 $10.1 $10.9 $5.00.41% 0.36% 0.30% 0.29% 0.25% 0.12% Non-interest income Non-interest income/ave. assets 2018 2019 2020 2021 2022 2023 Sources of NII (excluding loss on sec sale) $58.3 $58.0 $58.5 $72.6 $75.3 $79.5 57.3% 55.3% 55.6% 63.1% 54.4% 73.8% Non-interest expense Efficiency ratio 2018 2019 2020 2021 2022 2023 Salaries & benefits 55% Occupancy & equipment 10% Data processing 5% Professional services 5% Dep. network fees 4% Deprec. & Amort. 3% Other 18%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Capita l & Asset Qual i ty 04

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 History of Strong Asset Quality • Consistent, robust credit culture and underwriting principles support strong asset quality • Non-accrual loans continue to remain at low levels • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in Q4 2023 charge-offs included a $406 thousand loss on note sale charged to the allowance • Allowance for credit losses to total loans of 1.21%, up from 1.16% at Q3 2023 Non-accrual Loans / Total Loans $697 $226 $9,233 $8,376 $2,432 $7,992 0.04% 0.01% 0.44% 0.37% 0.12% 0.39% Non-accrual (000’s) Non-accrual/Total loans 2018 2019 2020 2021 2022 2023 Non-accrual Loans / Total Loans Quarterly Progression 0.12% 0.10% 0.10% 0.27% 0.39% 4Q22 1Q23 2Q23 3Q23 4Q23

33 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *See Reconciliation of Non-GAAP Financial Measures in the Appendix Robust Capital Ratios As of 12/31/23 6.5% 8.0% 10.0% 5.0% 15.9% 15.9% 16.9% 10.5% 9.7% 7.8% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

34 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 AOCI and Tangible Equity M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $416.2 $418.4 $415.5 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $346.8 $341.8 $362.5 $37.3 $58.0 $80.0 $73.7 $62.0 $69.4 $76.6 $53.0 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 42.0% 39.5% 38.8% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% 8.6% 8.6% 9.7% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Sep 2023 Dec 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

36 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 (in thousands, unaudited) December 31, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 439,062 Goodwill and core deposit intangible (76,520) Total TCE a 362,542 Unrealized losses on HTM securities, net of tax (77,739) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 284,803 Total assets $ 3,803,903 Goodwill and core deposit intangible (76,520) Total tangible assets c 3,727,383 Unrealized losses on HTM securities, net of tax (77,739) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,649,644 Bancorp TCE ratio a / c 9.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.8 % For further discussion about this non-GAAP financial measure, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024. Reconciliation of GAAP to Non-GAAP Financial Measures Three months ended Twelve months ended (in thousand, unaudited) December 31, 2023 December 31, 2022 December 31, 2021 Efficiency ratio Non-interest expense (GAAP) a $ 19,289 $ 75,269 $ 72,638 Merger-related expenses — (858) (6,458) Non-interest expense (non-GAAP) d $ 19,289 $ 74,411 $ 66,180 Net interest income b $ 24,264 $ 127,492 $ 104,951 Non-interest income (GAAP) c $ (3,283) $ 10,905 $ 10,132 Losses on investment securities, net 5,907 63 16 Non-interest income (non-GAAP) e $ 2,624 $ 10,968 $ 10,148 Efficiency ratio (GAAP) a/(b+c) 91.94% 54.39% 63.12 % Comparable efficiency ratio (non-GAAP) d/(b+e) 71.74% 53.74% 57.50 % For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024 and Form 10-K under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, filed with the SEC on March 15, 2023.

37 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com